Exhibit 4.5

SUBSCRIPTION ESCROW AGREEMENT

THIS SUBSCRIPTION ESCROW AGREEMENT (this “Escrow Agreement”), dated as of July 28, 2010, is entered into by and among Realty Capital Securities, LLC (the “Dealer Manager”), Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”) and Wells Fargo Bank, National Association, as Escrow Agent (the “Escrow Agent”).

WHEREAS, the Company intends to raise cash funds from investors (the “Investors”) pursuant to a public offering (the “Offering”) of not less than $2,500,000 (the “Minimum Amount”) nor more than $1,500,000,000 of shares of common stock, par value $0.01 of the Company (the “Securities”) pursuant to the registration statement on Form S-11 of the Company (No. 333-164313) (the “Offering Document”), as amended, a copy of which is attached as Exhibit A hereto.

WHEREAS, the Company desires to establish an escrow account with the Escrow Agent for funds contributed by the Investors with the Escrow Agent, to be held for the benefit of the Investors and the Company until such time as (i) subscriptions for the Minimum Amount of the Securities have been deposited into escrow or otherwise in accordance with the terms of this Escrow Agreement, (ii) in the case of subscriptions received from residents of Pennsylvania (“Pennsylvania Investors”), aggregate subscriptions from all Investors resulting in a total minimum capital raised of $50,000,000 (the “Pennsylvania Minimum Amount”) and deposited into escrow or otherwise provided in accordance with the terms of this Escrow Agreement and (iii) in the case of subscriptions received from residents of Tennessee (“Tennessee Investors”) aggregate subscriptions from all Investors resulting in a total minimum capital raised of $10,000,000 (the “Tennessee Minimum Amount”) and deposited into escrow or otherwise provided in accordance with the terms of this Escrow Agreement.

WHEREAS, the Company has entered into an Amended and Restated Exclusive Dealer Manager Agreement, dated April 9, 2010, with the Dealer Manager pursuant to which the Dealer Manager is authorized to solicit and collect Investor Funds (as defined below) on behalf of the Company.

WHEREAS, the Escrow Agent is willing to accept appointment as escrow agent only for the expressed duties outlined herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Proceeds to be Escrowed. On or before the first date of the Offering, the Company shall establish an escrow account with the Escrow Agent to be invested in accordance with Section 9 hereof entitled “ESCROW ACCOUNT FOR THE BENEFIT OF INVESTORS FOR COMMON STOCK OF PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.” (with such abbreviations as may be required to comply with Escrow Agent’s operating systems, the “Escrow Account”). All funds received from Investors in payment for the Securities (“Investor Funds”) will be delivered to the Escrow Agent within one (1) business day following the day upon which such Investor Funds are received by the Company or its agents, and shall, upon receipt by the Escrow Agent, be retained in escrow by the Escrow Agent and invested as stated herein. During the term of this Escrow Agreement, the Company or its agents shall cause all checks received by and made payable to it in payment for the Securities to be endorsed in favor of the Escrow Agent and delivered to the Escrow Agent for deposit in the Escrow Account.

Proceeds received from Pennsylvania Investors shall be accounted for separately in a subaccount entitled “Escrow Account for the Benefit of Pennsylvania Investors for Phillips Edison – ARC Shopping Center REIT Inc.” (with such abbreviations as may be required to comply with Escrow Agent’s operating systems, the “Pennsylvania Escrow Account” and together with the Escrow Account and the Tennessee Escrow Account (defined below), the “REIT Escrow Accounts”), until such Pennsylvania Escrow Account has terminated pursuant to Section 4 hereof. The Company shall, and shall cause its agents to, cooperate with the Escrow Agent in separately accounting for subscription proceeds from Pennsylvania Investors in the Pennsylvania Escrow Account, and the Escrow Agent shall be entitled to rely upon information provided by the Company or its agents in this regard.

Proceeds received from Tennessee Investors shall be accounted for separately in a subaccount entitled “Escrow Account for the Benefit of Tennessee Investors for Phillips Edison – ARC Shopping Center REIT Inc.” (with such abbreviations as may be required to comply with Escrow Agent’s operating systems, the “Tennessee Escrow Account,” and together with the Escrow Account and Pennsylvania Escrow Account, the “REIT Escrow Accounts”), until such Tennessee Escrow Account has terminated pursuant to Section 5 hereof. The Company shall, and shall cause its agents to, cooperate with the Escrow Agent in separately accounting for subscription proceeds from Tennessee Investors in the Tennessee Escrow Account, and the Escrow Agent shall be entitled to rely upon information provided by the Company or its agents in this regard.

The Escrow Agent shall have no duty to make any disbursement, investment or other use of Investor Funds until and unless it has good and collected funds. In the event that any checks deposited in the REIT Escrow Accounts are returned or prove uncollectible after the funds represented thereby have been released by the Escrow Agent, then the Company shall promptly reimburse the Escrow Agent for any and all costs incurred for such, upon request, and the Escrow Agent shall deliver the returned checks to the Company. The Escrow Agent shall be under no duty or responsibility to enforce collection of any check delivered to it hereunder. The Escrow Agent reserves the right to deny, suspend or terminate participation by any Investor to the extent the Escrow Agent deems it advisable or necessary to comply with applicable laws or to eliminate practices that are not consistent with the purposes of the Offering.

2. Investors. Persons subscribing to purchase the Securities will be instructed by the Dealer Manager or any soliciting dealers to remit the purchase price in the form of checks (hereinafter “instruments of payment”) payable to the order of, or funds wired in favor of, “WELLS FARGO BANK, NA, ESCROW AGENT FOR PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.” Any checks received made payable to a party other than the Escrow Agent shall be returned to the soliciting dealer who submitted the check. By 12:00 p.m. (noon) the next business day after receipt of instruments of payment from the Offering, the Escrow Agent shall be furnished with a list of the Investors who have paid for the Securities showing the name, address, tax identification number, amount of Securities subscribed for, the amount paid and whether such Investors are Pennsylvania Investors or Tennessee Investors. The information comprising the identity of Investors shall be provided to the Escrow Agent in the format set forth in the “List of Investors” attached hereto as Exhibit B. The Escrow Agent shall be entitled to conclusively rely upon the list of Investors in determining whether Investors are Pennsylvania Investors or Tennessee Investors and shall have no duty to independently determine or verify the same.

All Investor Funds deposited in the REIT Escrow Accounts shall not be subject to any liens or charges by the Company or the Escrow Agent, or judgments or creditors’ claims against the Company, until and unless released to the Company as hereinafter provided. The Company understands and agrees that the Company shall not be entitled to any Investor Funds on deposit in the REIT Escrow Accounts and no such funds shall become the property of the Company, or any other entity except as released to the Company pursuant to Section 3, Section 4 for Pennsylvania Investors or Section 5 for Tennessee Investors. The Escrow Agent will not use the information provided to it by the Company for any purpose other than to fulfill its obligations as Escrow Agent. The Company, the Dealer Manager and the Escrow Agent will treat all Investor information as confidential. The Escrow Agent shall not be required to accept any Investor Funds which are not accompanied by the information on the List of Investors.

2

3. Disbursement of Funds. Once the Escrow Agent is in receipt of good and collected Investor Funds totaling at least the Minimum Amount from Investors (excluding funds from Pennsylvania Investors and Tennessee Investors), the Escrow Agent shall notify the Company of same in writing. Additionally, at the end of the third business day following the Termination Date (as defined in Section 6), the Escrow Agent shall notify the Company of the amount of the Investor Funds received. If the Minimum Amount has been obtained on or before the Termination Date, the Escrow Agent shall promptly notify the Company and, upon receiving an acknowledgement of such notice and written instructions from the Company’s General Counsel or Chief Financial Officer, the Escrow Agent shall disburse to the Company, by check or wire transfer, the funds in the Escrow Account representing the gross purchase price of the Securities. The Escrow Agent agrees that funds in the Escrow Account shall not be released to the Company until and unless the Escrow Agent receives written instructions to release the funds from the Company’s General Counsel or Chief Financial Officer.

If the Minimum Amount has not been obtained prior to the Termination Date, the Escrow Agent shall, promptly following the Termination Date, but in no event more than thirty (30) days after the Termination Date, refund to each Investor by check funds deposited in the Escrow Account, or shall return the instruments of payment delivered to Escrow Agent if such instruments have not been processed for collection prior to such time, directly to each Investor at the address provided in the list of Investors. Included in the remittance shall be a proportionate share of the income earned in the account allocable to each Investor’s investment in accordance with the terms and conditions specified herein, except that in the case of Investors who have not provided an executed Form W-9 or substitute Form W-9 (or the applicable substitute Form W-8 for foreign investors), the Escrow Agent shall withhold the applicable percentage of the earnings attributable to those Investors in accordance with IRS regulations. Notwithstanding the foregoing, the Escrow Agent shall not be required to remit any payments until funds represented by such payments have been collected by Escrow Agent.

If the Escrow Agent receives written notice from the Company that the Company intends to reject an Investor’s subscription, the Escrow Agent shall pay to the applicable Investor(s), within a reasonable time not to exceed ten (10) business days after receiving notice of the rejection, by first class United States Mail at the address appearing on the List of Investors, or at such other address as shall be furnished to the Escrow Agent by the Investor in writing, all collected sums paid by the Investor for Securities and received by the Escrow Agent, together with the interest earned on such Investor Funds.

4. Disbursement of Proceeds for Pennsylvania Investors. Notwithstanding the foregoing, proceeds from Pennsylvania Investors will not count towards meeting the Minimum Amount for purposes of Section 3. Proceeds received from Pennsylvania Investors will not be released from the Pennsylvania Escrow Account until the Pennsylvania Minimum Amount is obtained. If the Pennsylvania Minimum Amount is obtained at any time prior to the Termination Date, the Escrow Agent shall promptly notify the Company and, upon receiving acknowledgement of such notice and written instructions from the Company’s General Counsel or Chief Financial Officer, the Escrow Agent shall disburse to the Company, by check or wire transfer, the funds in the Pennsylvania Escrow Account representing the gross purchase price of the Securities. The Escrow Agent agrees that funds in the Pennsylvania Escrow Account shall not be released to the Company until and unless the Escrow Agent receives written instructions to release the funds from the Company’s General Counsel or Chief Financial Officer.

If the Pennsylvania Minimum Amount has not been obtained prior to the Termination Date, the Escrow Agent shall, within a reasonable time following the Termination Date, but in no event more than thirty (30) days after the Termination Date, refund to each Pennsylvania Investor by check funds deposited in the Pennsylvania Escrow Account, or shall return the instruments of payment delivered to Escrow Agent if such instruments have not been processed for collection prior to such time, directly to each Pennsylvania Investor at the address provided in the list of Investors. Included in the remittance shall be a

3

proportionate share of the income earned in the account allocable to each Pennsylvania Investor’s investment in accordance with the terms and conditions specified herein, except that in the case of Investors who have not provided an executed Form W-9 or substitute Form W-9, the Escrow Agent shall withhold the applicable percentage of the earnings attributable to those Investors in accordance with IRS regulations. Notwithstanding the foregoing, the Escrow Agent shall not be required to remit any payments until funds represented by such payments have been collected by Escrow Agent.

If the Escrow Agent is not in receipt of evidence of subscriptions accepted on or before the close of business on such date that is 120 days after the date that the Company first accepts a subscription from a Pennsylvania Investor (which date the Company or the Dealer Manager will provide to the Escrow Agent in writing) (the “Initial Escrow Period”), and instruments of payment dated not later than that date, for the purchase of Securities providing for total purchase proceeds from all nonaffiliated sources that equal or exceed the Pennsylvania Minimum Amount, the Escrow Agent shall promptly notify the Company. Thereafter, the Company or its agents shall send to each Pennsylvania Investor by certified mail within ten (10) calendar days after the end of the Initial Escrow Period a notification substantially in the form of Exhibit F. If, pursuant to such notification, a Pennsylvania Investor requests the return of his or her subscription funds within ten (10) calendar days after receipt of the notification (the “Request Period”), the Escrow Agent shall promptly refund directly to each Pennsylvania Investor the collected funds deposited in the Pennsylvania Escrow Account on behalf of such Pennsylvania Investor or shall return the instruments of payment delivered, but not yet processed for collection prior to such time, to the address provided by the Dealer Manager or the Company or their respective agents to the Escrow Agent, which the Escrow Agent shall be entitled to rely upon, together with interest income (which interest shall be paid within five business days after the first business day of the succeeding month) in the amounts calculated pursuant to Section 9. Notwithstanding the above, if the Escrow Agent has not received an executed Form W-9 or substitute Form W-9 for such Pennsylvania Investor, the Escrow Agent shall thereupon remit an amount to such Pennsylvania Investor in accordance with the provisions hereof, withholding the applicable percentage for backup withholding required by the Internal Revenue Code, as then in effect, from any interest income earned on subscription proceeds (determined in accordance with Section 9) attributable to such Pennsylvania Investor. However, the Escrow Agent shall not be required to remit such payments until the Escrow Agent has collected funds represented by such payments.

The Investor Funds of Pennsylvania Investors who do not request the return of their Investor Funds within the Request Period shall remain in the Pennsylvania Escrow Account for successive 120-day escrow periods (a “Successive Escrow Period”), each commencing automatically upon the termination of the prior Successive Escrow Period, and the Company and Escrow Agent shall follow the notification and payment procedure set forth above with respect to the Initial Escrow Period for each Successive Escrow Period until the occurrence of the earliest of (i) the Termination Date, (ii) the receipt and acceptance by the Company of subscriptions for the purchase of Securities with total purchase proceeds that equal or exceed the Pennsylvania Minimum Amount and the disbursement of the Pennsylvania Escrow Account on the terms specified herein, or (iii) all funds held in the Pennsylvania Escrow Account having been returned to the Pennsylvania Investors in accordance with the provisions hereof.

5. Disbursement of Proceeds for Tennessee Investors. Notwithstanding the foregoing, proceeds from Tennessee Investors will not count towards meeting the Minimum Amount for purposes of Section 3. Proceeds received from Tennessee Investors will not be released from the Tennessee Escrow Account until the Tennessee Minimum Amount is obtained. If the Tennessee Minimum Amount is obtained at any time prior to the Termination Date, the Escrow Agent shall promptly notify the Company and, upon receiving acknowledgement of such notice and written instructions from the Company’s General Counsel of Chief Financial Officer, the Escrow Agent shall disburse to the Company, by check or wire transfer, the funds in the Tennessee Escrow Account representing the gross purchase price of the Securities. The Escrow Agent agrees that funds in the Tennessee Escrow Account shall not be released to the Company

4

until and unless the Escrow Agent receives written instructions to release the funds from the Company’s General Counsel or Chief Financial Officer.

If the Tennessee Minimum Amount has not been obtained prior to the Termination Date, the Escrow Agent shall, within a reasonable time following the Termination Date, but in no event more than thirty (30) days after the Termination Date, refund to each Tennessee Investor by check funds deposited in the Tennessee Escrow Account, or shall return the instruments of payment delivered to Escrow Agent if such instruments have not been processed for collection prior to such time, directly to each Tennessee Investor at the address provided in the list of Investors. Included in the remittance shall be a proportionate share of the income earned in the account allocable to each Tennessee Investor’s investment in accordance with the terms and conditions specified herein, except that in the case of subscribers who have not provided an executed Form W-9 or substitute Form W-9, the Escrow Agent shall withhold the applicable percentage of the earnings attributable to those Investors in accordance with IRS regulations. Notwithstanding the foregoing, the Escrow Agent shall not be required to remit any payments until funds represented by such payments have been collected by Escrow Agent.

6. Term of Escrow. The “Termination Date” shall be the earlier of (i) the close of business on the one year anniversary of the date of this Escrow Agreement; (ii) the disbursement of all funds held in the REIT Escrow Accounts to the Company or to Investors pursuant to Section 3, Section 4 for Pennsylvania Investors and Section 5 for Tennessee Investors, and instruction from the Company to the Escrow Agent in writing, directing the termination each of the REIT Escrow Accounts; (iii) the date the Escrow Agent receives written notice from the Company that it is abandoning the sale of the Securities; or (iv) the date the Escrow Agent receives notice from the Securities and Exchange Commission or any other federal or state regulatory authority that a stop or similar order has been issued with respect to the Offering Document and has remained in effect for at least twenty (20) days. After the Termination Date the Company shall not deposit, and the Escrow Agent shall not accept, any additional amounts representing payments by prospective Investors.

7. Duty and Liability of the Escrow Agent. The sole duty of the Escrow Agent shall be to receive Investor Funds and hold them subject to release, in accordance herewith, and the Escrow Agent shall be under no duty to determine whether the Company or the Dealer Manager is complying with requirements of this Escrow Agreement, the Offering or applicable securities or other laws in tendering the Investor Funds to the Escrow Agent. No other agreement entered into between the parties, or any of them, shall be considered as adopted or binding, in whole or in part, upon the Escrow Agent notwithstanding that any such other agreement may be referred to herein or deposited with the Escrow Agent or the Escrow Agent may have knowledge thereof, including specifically but without limitation the Offering Document, and the Escrow Agent’s rights and responsibilities shall be governed solely by this Escrow Agreement. The Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of any Offering Document or other agreement between the Company and any other party. The Escrow Agent may conclusively rely upon and shall be protected in acting upon any statement, certificate, notice, request, consent, order or other document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall have no duty or liability to verify any such statement, certificate, notice, request, consent, order or other document, and its sole responsibility shall be to act only as expressly set forth in this Escrow Agreement. Concurrent with the execution of this Escrow Agreement, the Company shall deliver to the Escrow Agent an authorized signers form in the form of Exhibit C to this Escrow Agreement. The Escrow Agent shall be under no obligation to institute or defend any action, suit or proceeding in connection with this Escrow Agreement unless first reasonably indemnified to its satisfaction. The Escrow Agent may reasonably consult counsel of its own choice with respect to any question arising under this Escrow Agreement and shall be protected in acting or not acting in reliance on such counsel’s advice, except as otherwise provided herein. The Escrow Agent shall not be liable for any action taken or omitted by it, except to the extent that a court of competent jurisdiction

5

determines that the Escrow Agent’s gross negligence or willful misconduct was the primary cause of loss. The Escrow Agent is acting solely as escrow agent hereunder and owes no duties, covenants or obligations, fiduciary or otherwise, to any other person by reason of this Escrow Agreement, except as otherwise stated herein, and no implied duties, covenants or obligations, fiduciary or otherwise, shall be read into this Escrow Agreement against the Escrow Agent. In the event of any disagreement between any of the parties to this Escrow Agreement, or between any of them and any other person, including any Investor, resulting in adverse claims or demands being made in connection with the matters covered by this Escrow Agreement, or in the event that the Escrow Agent is in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all interested parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjudged and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. Notwithstanding the foregoing, the Escrow Agent may in its discretion obey the order, judgment, decree or levy of any court, whether with or without jurisdiction and the Escrow Agent is hereby authorized in its sole discretion to comply with and obey any such orders, judgments, decrees or levies. In the event that any controversy should arise with respect to this Escrow Agreement the Escrow Agent shall have the right, at its option, to institute an interpleader action in any court of competent jurisdiction to determine the rights of the parties. IN NO EVENT SHALL THE ESCROW AGENT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL LOSSES OR DAMAGES OF ANY KIND WHATSOEVER (INCLUDING WITHOUT LIMITATION LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION. The parties agree that the Escrow Agent has no role in the preparation of the Offering Document and makes no representations or warranties with respect to the information contained therein or omitted therefrom. The Escrow Agent shall have no obligation, duty or liability with respect to compliance with any federal or state securities, disclosure or tax laws concerning the Offering Document or the issuance, offering or sale of the Securities. The Escrow Agent shall have no duty or obligation to monitor the application and use of the Investor Funds once transferred to the Company, that being the sole obligation and responsibility of the Company.

8. Escrow Agent’s Fee. The Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit D, which compensation shall be paid by the Company. The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent’s services as contemplated by this Escrow Agreement; provided, however, that in the event that the conditions for the disbursement of funds under this Escrow Agreement are not fulfilled, or the Escrow Agent renders any material service not contemplated in this Escrow Agreement, or there is any assignment of interest in the subject matter of this Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party to any litigation pertaining to this Escrow Agreement, or the subject matter hereof, then the Escrow Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorney’s fees, occasioned by any delay, controversy, litigation or event, and the same shall be recoverable from the Company. The Company’s obligations under this Section 8 shall survive the resignation or removal of the Escrow Agent and the assignment or termination of this Escrow Agreement.

9. Investment of Proceeds. The Investor Funds shall be deposited in the REIT Escrow Accounts in accordance with Section 3, Section 4 for Pennsylvania Investors and Section 5 for Tennessee Investors. The Escrow Agent is hereby directed to invest all funds received under this Escrow

6

Agreement, including principal and interest, in the Wells Fargo Bank Money Market Deposit Account, as directed in writing in the form of Exhibit E to this Escrow Agreement. The Escrow Agent shall invest the Investor Funds in alternative investments in accordance with written instructions as may from time to time be provided to the Escrow Agent and signed by the Company. In the absence of written investment instructions from the Company to the contrary, the Escrow Agent is hereby directed to invest the Investor Funds in the Wells Fargo Bank Money Market Deposit Account. Notwithstanding the foregoing, Investor Funds shall not be invested in anything other than “Short Term Investments” in compliance with Rule 15c2-4 of the Securities Exchange Act of 1934, as amended. The following are not permissible investments: (a) money market mutual funds, (b) corporate debt or equity securities, (c) repurchase agreements, (d) banker’s acceptance, (e) commercial paper, and (f) municipal securities. Any interest received by the Escrow Agent with respect to the Investor Funds, including reinvested interest shall become part of the Investor Funds, and shall be disbursed pursuant to Section 3, Section 4 for Pennsylvania Investors and Section 5 for Tennessee Investors. The Company agrees that, for tax reporting purposes, all interest or other taxable income earned on the Investor Funds in any tax year shall be taxable to the Company.

The Escrow Agent shall be entitled to sell or redeem any such investments as necessary to make any payments or distributions required under this Escrow Agreement. The Escrow Agent shall have no responsibility or liability for any loss which may result from any investment made pursuant to this Escrow Agreement, or for any loss resulting from the sale of such investment. The parties acknowledge that the Escrow Agent is not providing investment supervision, recommendations, or advice.

The Company on the date of this Escrow Agreement shall provide the Escrow Agent with certified tax identification numbers by furnishing appropriate IRS forms W-9 or W-8 (or substitute forms W-9 or W-8) and other forms and documents that the Escrow Agent may reasonably request. The Company understands that if such tax reporting documentation is not so certified to the Escrow Agent, the Escrow Agent may be required by the Internal Revenue Code of 1986, as amended, to withhold a portion of any interest or other income earned on the Investor Funds pursuant to this Escrow Agreement.

The Company agrees to indemnify and hold the Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses that may be assessed against the Escrow Agent on or with respect to any payment or other activities under this Escrow Agreement unless any such tax, addition for late payment, interest, penalties and other expenses shall be determined by a court of competent jurisdiction to have been caused by the Escrow Agent’s gross negligence or willful misconduct. The terms of this Section shall survive the termination of this Escrow Agreement and the resignation or removal of the Escrow Agent.

10. Notices. All notices, requests, demands, and other communications under this Escrow Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of service if served personally on the party to whom notice is to be given, (b) on written confirmation of receipt if sent by facsimile/email transmission to the facsimile number/email address given below, provided such facsimile/email transmission contains a document bearing an authorized signature (c) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service, or (d) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested, to the party as follows:

If to the Company:

Phillips Edison – ARC Shopping Center REIT Inc.

11501 Northlake Drive

7

Cincinnati, Ohio 45249

Fax: (513) 554-1820

Attention: John Bessey, President

Attention: Richard Smith, Chief Financial Officer

with a copy to:

DLA Piper LLP (US)

4141 Parklake Avenue

Suite 300

Raleigh, North Carolina 27612

Attention: Robert H. Bergdolt, Esq.

If to the Dealer Manager:

Realty Capital Securities, LLC

Three Copley Place

Suite 3300

Boston, MA 02116

Attention: Nicholas Corvinus, Chief Executive Officer

with a copy to:

Proskauer Rose LLP

1585 Broadway

New York, New York 10036

Fax: (212) 969-2900

Attention: Peter M. Fass, Esq.

Attention: James P. Gerkis, Esq.

If to Escrow Agent:

Wells Fargo Bank, National Association

45 Broadway, 14th Floor

New York, NY 10006

Fax: (212) 509-1716

Attention: Matt Sherman

Any party may change its address for purposes of this Section by giving the other party written notice of the new address in the manner set forth above.

11. Indemnification of Escrow Agent. The Company and the Dealer Manager hereby jointly and severally indemnify, defend and hold harmless the Escrow Agent from and against, any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees and expenses, which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates unless such loss, liability, cost, damage or expense is finally determined by a court of competent jurisdiction to have been primarily caused by the willful misconduct of the Escrow Agent. The terms of this Section shall survive the termination of this Escrow Agreement and the resignation or removal of the Escrow Agent.

8

12. Successors and Assigns. Except as otherwise provided in this Escrow Agreement, no party hereto shall assign this Escrow Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect. This Escrow Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto. Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Escrow Agent is a party, shall be and become the successor Escrow Agent under this Escrow Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance any further act.

13. Governing Law; Jurisdiction. This Escrow Agreement shall be construed, performed, and enforced in accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

14. Severability. In the event that any part of this Escrow Agreement is declared by any court or other judicial or administrative body to be null, void, or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Escrow Agreement shall remain in full force and effect.

15. Amendments; Waivers. This Escrow Agreement may be amended or modified, and any of the terms, covenants, representations, warranties, or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation, or warranty contained in this Escrow Agreement, in any one or more instances, shall not be deemed to be nor construed as further or continuing waiver of any such condition, or of the breach of any other provision, term, covenant, representation, or warranty of this Escrow Agreement. The Company and the Dealer Manager agree that any requested waiver, modification or amendment of this Escrow Agreement shall be consistent with the terms of the Offering.

16. Entire Agreement. This Escrow Agreement contains the entire understanding among the parties hereto with respect to the escrow contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to such escrow.

17. Section Headings. The section headings in this Escrow Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Escrow Agreement.

18. Counterparts. This Escrow Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

19. Resignation. The Escrow Agent may resign upon 30 days’ advance written notice to the parties hereto. If a successor escrow agent is not appointed within the 30-day period following such notice, the Escrow Agent may petition any court of competent jurisdiction to name a successor escrow agent or may interplead the Investor Funds with such court, whereupon the Escrow Agent’s duties hereunder shall terminate.

20. References to Escrow Agent. Other than the Offering Document and any amendments or supplements thereto, no printed or other matter in any language (including, without limitation, notices, reports and promotional material) which mentions the Escrow Agent’s name or the rights, powers, or

9

duties of the Escrow Agent shall be issued by the Company or the Dealer Manager, or on the Company’s or the Dealer Manager’s behalf, unless the Escrow Agent shall first have given its specific written consent thereto. Notwithstanding the foregoing, any amendment or supplement to the Offering Document (including the subscription agreement and exhibits thereto) that revises, alters, modifies, changes or adds to the description of the Escrow Agent or its rights, powers or duties hereunder shall not be issued by the Company or the Dealer Manager, or on the Company’s or Dealer Manager’s behalf, unless the Escrow Agent has first given specific written consent thereto. The forms of subscription agreement to be used in connection with the Offering are attached as Exhibit G hereto

[signatures on following page]

10

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed the date and year first set forth above.

PHILLIPS EDISON – ARC SHOPPING CENTRE REIT INC.

By:	/s/ JOHN BESSEY
Name: John Bessey
Title: President

REALTY CAPITAL SECURITIES, LLC

By:	/s/ LOUISA QUARTO
Name: Louisa Quarto
Title: President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Escrow Agent

By:	/s/ MATTHEW SHERMAN
Name: Matthew Sherman
Title: Vice President

11

Exhibit A

Copy of Offering Document

Exhibit B

List of Investors

Pursuant to the Escrow Agreement dated                             , 2010, by and between Phillips Edison – ARC Shopping Center REIT Inc., (the “Company”), and Wells Fargo Bank, National Association (the “Escrow Agent”), the Company hereby certifies that the following Investors have paid money for the purchase of shares of the Company’s common stock, par value $0.01, and the money has been deposited with the Escrow Agent:

1. Name of Investor

Address

Tax Identification Number

Amount of Securities subscribed for

Amount of money paid and deposited with Escrow Agent

Is Investor a resident of Pennsylvania (Yes or No)?

2. Name of Investor

Address

Tax Identification Number

Amount of Securities subscribed for

Amount of money paid and deposited with Escrow Agent

Is Investor a resident of Pennsylvania (Yes or No)?

Company:
By:
Its:
Date:

Exhibit C

CERTIFICATE AS TO AUTHORIZED SIGNATURES

Account Name:

Account Number:

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as Authorized Representatives of Phillips Edison – ARC Shopping Center REIT Inc. and are authorized to initiate and approve transactions of all types for the above-mentioned account on behalf of Phillips Edison – ARC Shopping Center REIT Inc.

Name/Title	Specimen Signature

John Bessey President	/s/ JOHN BESSEY Signature

Richard Smith Chief Financial Officer	/s/ RICHARD SMITH Signature

Exhibit D

GENERAL SCHEDULE OF FEES

to act as ESCROW AGENT for the

Phillips Edison – ARC Shopping Center REIT Inc. Subscription Escrow up to $50,000,000

Acceptance Fee:	$500

Initial Fees as they relate to Wells Fargo Bank acting in the capacity of Escrow Agent – includes review of the Escrow Agreement; acceptance of the Escrow appointment; setting up of Escrow Account(s) and accounting records; and coordination of receipt of funds for deposit to the Escrow Account(s).

Acceptance Fee payable at time of Escrow Agreement execution.

Escrow Agent Annual Administration Fee:	$5,000.00 on first offering, $3,500 on subsequent

Pennsylvania and Tennessee Sub-Accounting Administration Fee: $1500

For ordinary administrative services by Escrow Agent – includes daily routine account management; investment transactions; cash transaction processing (including wire and check processing); monitoring claim notices pursuant to the agreement; disbursement of funds in accordance with the agreement; and mailing of trust account statements to all applicable parties. Float credit received by the bank for receiving funds that remain uninvested are deemed part of the Paying Agent/Escrow Agent’s compensation. These fees do not contemplate paying interest to Investors or providing 1099s which would be the responsibility of ACS. If individual 1099s, interest checks, interest accrual calculations or any individual Investor information are required additional fees will be charged. For rejected subscriptions or a failed offering, the following fees will apply.

1099 Reporting $25 each

Interest Rate Calculations and Interest Checks/Wires $ 35 each

Returned Item Charges $35 each

The administrative fee is payable in advance, with the first year fee due upon opening of the account. The Annual Fee covers a full year or any part thereof, and therefore will not be prorated or refunded in the year of early termination. These fees do not include bank activity fees associated with Desktop Deposit system. Fees for these services will be provided separately by our Treasury Management Group.

Wells Fargo’s bid is based on the following assumptions:

•	Number of Escrow Accounts to be established: Three (3)

•	Number of Deposits to Escrow Account: Electronically, approximately (10-20 per day)

•	Number of Withdrawals from Escrow Fund: Not more than two per week.

•	Term of Escrow: One (1) year

•	APPOINTMENT SUBJECT TO RECEIPT OF REQUESTED DUE DILIGENCE INFORMATION AS PER THE USA PATRIOT ACT

•	THIS PROPOSAL ASSUMES THAT BALANCES IN THE ACCOUNT WILL BE INVESTED IN MONEY MARKET DEPOSIT ACCOUNT

•	ALL FUNDS WILL BE RECEIVED FROM OR DISTRIBUTED TO A DOMESTIC OR AN APPROVED FOREIGN ENTITY

•	IF THE ACCOUNT(S) DOES NOT OPEN WITHIN THREE (3) MONTHS OF THE DATE

SHOWN BELOW, THIS PROPOSAL WILL BE DEEMED TO BE NULL AND VOID

Out-of Pocket Expenses:	At Cost

We will charge for out-of-pocket expenses in response to specific tasks assigned by the client or provided for in the escrow agreement. Possible expenses would be, but are not limited to, express mail and messenger charges, travel expenses to attend closing or other meetings. There are no charges for indirect out-of- pocket expenses.

This fee schedule is based upon the assumptions listed above which pertain to the responsibilities and risks involved in Wells Fargo undertaking the role of Escrow Agent. These assumptions are based on information provided to us as of the date of this fee schedule. Our fee schedule is subject to review and acceptance of the final documents. Should any of the assumptions, duties or responsibilities change, we reserve the right to affirm, modify or rescind our fee schedule. Extraordinary services (services other than the ordinary administration services of Escrow Agent described above) are not included in the annual administration fee and will be billed as incurred at the rates in effect from time to time.

Submitted on:                     , 2010

Exhibit E

Agency and Custody Account Direction

For Cash Balances

Wells Fargo Bank Money Market Deposit Accounts

Direction to use the following Wells Fargo Bank Money Market Deposit Accounts for Cash Balances for the escrow account (the “Account”) created under the Escrow Agreement to which this Exhibit is attached.

You are hereby directed to deposit, as indicated below, or as we shall direct further in writing from time to time, all cash in the Account in the following money market deposit account of Wells Fargo Bank, National Association (“Bank”):

Wells Fargo Bank Money Market Deposit Account (“MMDA”)

We understand that amounts on deposit in the MMDA are insured, subject to the applicable rules and regulations of the Federal Deposit Insurance Corporation (the “FDIC”), in the basic FDIC insurance amount of $250,000 per depositor, per insured bank. This includes principal and accrued interest up to a total of $250,000.

We acknowledge that we have full power to direct investments in the Account.

We understand that we may change this direction at any time and that it shall continue in effect until revoked or modified by us by written notice to you.

Phillips Edison – ARC Shopping Center REIT Inc.

/s/ JOHN BESSEY
Signature

July 28, 2010
Date

Exhibit F

[Form of Notice to Pennsylvania Investors]

You have tendered a subscription to purchase shares of common stock of Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”). Your subscription is currently being held in escrow. The guidelines of the Pennsylvania Securities Commission do not permit the Company to accept subscriptions from Pennsylvania residents until an aggregate of $50,000,000 of gross offering proceeds have been received by the Company. The Pennsylvania guidelines provide that until this minimum amount of offering proceeds is received by the Company, every 120 days during the offering period Pennsylvania Investors may request that their subscription be returned. If you wish to continue your subscription in escrow until the Pennsylvania minimum subscription amount is received, nothing further is required.

If you wish to terminate your subscription for the Company’s common stock and have your subscription returned please so indicate below, sign, date, and return to the Escrow Agent, Wells Fargo Bank, National Association, at:

Wells Fargo Bank, N.A.

45 Broadway, 14th Floor

New York, NY 10006

Attention: Matthew Sherman

I hereby terminate my prior subscription to purchase shares of common stock of Phillips Edison – ARC Shopping Center REIT Inc. and request the return of my subscription funds. I certify to Phillips Edison – ARC Shopping Center REIT Inc. that I am a resident of Pennsylvania.

Signature:

Name:
(please print)

Date:

Please send the subscription refund to:

Exhibit G

Forms of Subscription Agreement

For use during the Escrow Period:

INSTRUCTION PAGE

In no event may a subscription of shares be accepted until at least five business days after the date the subscriber receives the final prospectus. You will receive a confirmation of your purchase.

Until we have raised the minimum offering amount, your broker-dealer or registered investment advisor should MAIL properly completed and executed ORIGINAL documents, along with your check payable to “Wells Fargo, NA, Escrow Agent for Phillips Edison – ARC Shopping Center REIT Inc.” to Realty Capital Securities at the following address:

Phillips Edison – ARC Shopping Center REIT Inc.

c/o Realty Capital Securities, LLC

3 Copley Place

Suite 3300

Boston, MA 02116

Phone (888) 518-8073

Fax (877) 894-1127

*	For IRA Accounts, mail investor signed documents to the IRA Custodian for signatures.

Realty Capital Securities will then forward your check to our escrow agent, Wells Fargo Bank, NA

If you have any questions, please call your registered representative or Realty Capital Securities, LLC at 1-877-373-2522

Once we have raised $2,500,000, from persons who are not affiliated with us or our sponsor, your broker-dealer or registered investment advisor should MAIL properly completed and executed ORIGINAL documents, along with your check payable to “Phillips Edison – ARC Shopping Center REIT Inc.” to the following address (except that Pennsylvania and Tennessee investors should continue to follow the instructions above until $50,000,000 or $10,000,000 has been raised, respectively. See “Plan of Distribution – Special Notice to Pennsylvania and Tennessee Investors” in the prospectus):

Phillips Edison – ARC Shopping Center REIT Inc.

c/o DST Systems, Inc.

430 W. 7th Street

Kansas City, MO 64105-1407

Phone (866) 771-2088

Fax (877) 694-1113

*	For IRA Accounts, mail investor signed documents to the IRA Custodian for signatures.

If you have any questions, please call your registered representative or Realty Capital Securities, LLC at 1-877-373-2522

Instructions to Subscribers

Section 1: Indicate investment amount

Section 2: Choose type of ownership

Non-Custodial Ownership

—	Accounts with more than one owner must have ALL PARTIES SIGN where indicated on page 3.

—	Be sure to attach copies of all plan documents for Pension Plans, Trusts or Corporate Partnerships required in section 2.

Custodial Ownership

For New IRA/Qualified Plan Accounts, please complete the form/application provided by your custodian of choice in addition to this subscription document and forward to the custodian for processing.

For existing IRA Accounts and other Custodial Accounts, information must be completed BY THE CUSTODIAN. Have all documents signed by the appropriate officers as indicated in the Corporate Resolution (which are also to be included).

Section 3: All names, addresses, Dates of Birth, Social Security or Tax I.D. numbers of all investors or Trustees

Section 4: Choose Dividend Allocation option

Section 5: To be signed and completed by your Financial Advisor (be sure to include CRD number for FA and BD Firm and the Branch Manager’s signature)

Section 6: Have ALL owners initial and sign where indicated on Page 3

Section 7: All investors must complete and sign the substitute W9

PHILLIPS EDISON—ARC SHOPPING CENTER REIT INC.

SUBSCRIPTION AGREEMENT

1. INITIAL INVESTMENT

Investment Amount $.                 Brokerage Account Number.

The minimum initial investment is 250 shares ($2,500)

Cash, cashier’s checks/official bank checks in bearer form, foreign checks, money orders, third-party checks, or traveler’s checks will not be accepted.

☐ I/WE AM/ARE EMPLOYEE(S) OF REALTY CAPITAL SECURITIES, LLC, AN AFFILIATE, BROKER AND/OR AN IMMEDIATE FAMILY MEMBER OF ONE OF THE ABOVE. I/WE ACKNOWLEDGE THAT I/WE WILL NOT BE PAID A COMMISSION FOR THIS PURCHASE, BUT WILL RECEIVE ADDITIONAL SHARES OR FRACTIONS THEREOF.

☐ CHECK HERE IF ADDITIONAL PURCHASE AND COMPLETE NUMBER 3 BELOW.

2. FORM OF OWNERSHIP (Select only one)

Non-Custodial Ownership	Custodial Ownership

         Individual

         Joint Tenant (Joint accounts will be registered as joint tenants with rights of survivorship unless otherwise indicated)

         Tenants in Common

         TOD—Optional designation of beneficiaries for individual joint owners with rights of survivorship or tenants by the entireties. (Please complete Transfer on Death Registration Form. You may download the form at www.americanrealtycap.com/materials

         Uniform Gift/Transfer to Minors (UGMA/UTMA)

Under the UGMA/UTMA of the State of

         Pension Plan (Include Plan Documents)

         Trust (Include title and signature pages of Trust Documents)

         Corporation or Partnership (Include Corporate Resolution or Partnership Agreement, as applicable)

         Other                                  (Include title and signature pages)

Third Party Administered Custodial Plan

(new IRA accounts will require an additional application)

☐ IRA ☐ ROTH/IRA

☐ SEP/IRA ☐ SIMPLE ☐ OTHER

Name of Custodian

Mailing Address

City, State Zip

Custodian Information (To be completed by Custodian above)

Custodian Tax ID #

Custodian Account #

Custodian Phone

3. INVESTOR INFORMATION (Please print name(s) in which Shares are to be registered.)

A. Individual/Trust/Beneficial Owner

First Name:	Middle Name:
Last Name:	Tax ID or SS# :
Street Address:	City:	State:	Zip:

Date of Birth: (mm/dd/yyyy)         /        /              If Non-U.S. Citizen, specify Country of Citizenship:

Daytime Phone #: U.S. Driver’s License Number (if available): State of Issue:

Any subscriber seeking to purchase shares pursuant to a discount offered by us must submit such request in writing and set forth the basis for the request.

Any such request will be subject to our verification.

B. Joint Owner/Co-Trustee/Minor

First Name:                             Middle Name:

Last Name:                                 Tax ID or SS# :

Street Address:                                     City:                          State:                              Zip:

Date of Birth: (mm/dd/yyyy)         /        /             If Non-U.S. Citizen, specify Country of Citizenship:

Daytime Phone #:

C. Residential Street Address (This section must be completed for verification purposes if mailing address in section 3A is a P.O. Box)

Street Address:

City:                             State:                 Zip:

D. Trust/Corporation/Partnership/Other (Trustee’s information must be provided in sections 3A and 3B)

Date of Trust:         /        /

Entity Name/Title of Trust:                     Tax ID Number:

E. Government ID (Foreign Citizens only) Identification documents must have a reference number and photo. Please attach a photocopy.

Place of Birth:                 City                                  State/Providence                                 Country

Immigration Status:   Permanent resident     ☐    Non-permanent resident    ☐    Non-resident    ☐

Check which type of document you are providing:

☐   US Driver’s License   ☐   INS Permanent resident alien card   ☐   Passport with U.S. Visa   ☐   Employment Authorization Document

☐ Passport without U.S. Visa Bank Name (required):	Account No. (required):

☐ Foreign national identity documents Bank address (required):	Phone No. required:

Number for the document checked above and country of issuance:

F. Employer:                         Retired:   ☐

4. DISTRIBUTIONS (Select only one)

Complete this section to enroll in the Dividend Reinvestment Plan or to elect how you wish to receive your dividend distributions.

IRA accounts may not direct distributions without the custodian’s approval.

I hereby subscribe for Shares of Phillips Edison – ARC Shopping Center REIT Inc. and elect the distribution option indicated below:

A. ____	Reinvest/Dividend Reinvestment Plan (see the final prospectus for details)
B. ____	Mail Check to the address of record
C. ____	Credit Dividend to my IRA or Other Custodian Account
D. ____	Cash/Direct Deposit (Please attach a pre-printed voided check (Non-Custodian Investors only). I authorize Phillips Edison – ARC Shopping Center REIT Inc. or its agent to deposit my distribution/dividend to my checking or savings account. This authority will remain in force until I notify Phillips Edison – ARC Shopping Center REIT Inc. in writing to cancel it. If Phillips Edison – ARC Shopping Center REIT Inc. deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.)

Name/Entity Name/Financial Institution:

Mailing Address:     City:     State:     Zip:

Account Number:     Your Bank’s ABA/Routing Nbr:

Your Bank’s Account Number:     Checking Acct:             Savings Acct:

PLEASE ATTACH COPY OF VOIDED CHECK TO THIS FORM IF FUNDS ARE TO BE SENT TO A BANK

*	The above services cannot be established without a pre-printed voided check. For electronic funds transfers, signatures of bank account owners are required exactly as they appear on the bank records. If the registration at the bank differs from that on this Subscription Agreement, all parties must sign below.

Signature

5. BROKER-DEALER/FINANCIAL ADVISOR INFORMATION (All fields must be completed)

The financial advisor must sign below to complete order. The financial advisor hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated at the investor’s legal residence.

BROKER DEALER	Financial Advisor Name/RIA

Advisor Mailing Address

City	State		Zip

Advisor No.	Branch No.	Telephone No.

Email Address	Fax No.

Broker Dealer CRD Number	Financial Advisor CRD Number

☐ AFFILIATED REGISTERED INVESTMENT ADVISOR (RIA): All sales of securities must be made through a Broker-Dealer. If an RIA introduces a sale, the sale must be conducted through the RIA in his or her capacity as a Registered Representative of Broker-Dealer (Section 5 must be filled in).

I acknowledge that by checking the above box, I WILL NOT RECEIVE A COMMISSION.

The undersigned FINANCIAL ADVISOR further represents and certifies that in connection with this subscription for Shares, he/she has complied with and has followed all applicable policies and procedures under his firm’s existing Anti-Money Laundering Program and Customer Identification Program.

Financial Advisor and /or RIA Signature: Date:

Branch Manager Signature: Date:

6. SUBSCRIBER SIGNATURES

The undersigned further acknowledges and/or represents (or in the case of fiduciary accounts, the person authorized to sign on such subscriber’s behalf) the following: (you must initial each of the representations below)

Owner	Co-Owner	a) I/We have a minimum net worth (not including home, home furnishings and personal automobiles) of at least $70,000 and estimate that (without regard to Phillips Edison – ARC Shopping Center REIT Inc.) I/we have a gross income due in the current year of at least $70,000; or I/we have a net worth (excluding home, home furnishings and automobiles) of at least $250,000, and such higher suitability as may be required by certain states and set forth on the reverse side hereof; in the case of sales to fiduciary accounts, the suitability standards must be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds for the purchase of the shares.
Owner	Co-Owner	b) I/We have received the final prospectus of Phillips Edison – ARC Shopping Center REIT Inc.
Owner	Co-Owner	c) I/We am/are purchasing shares for my/our own account.
Owner	Co-Owner	d) I/We acknowledge that shares are not liquid.
Owner	Co-Owner	e) If an affiliate of Phillips Edison – ARC Shopping Center REIT Inc., I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.
Owner	Co-Owner	f) If I am a Kansas resident, I acknowledge that it is recommended that my aggregate investment in shares and similar direct participation investments should not exceed 10% of my “liquid net worth,” which is that portion of net worth that consists of cash, cash equivalents, and readily marketable securities.

Owner Signature: Date:

Co-Owner Signature: Date:

Signature of Custodian(s) or Trustee(s) (if applicable). Current Custodian must sign if investment is for an IRA Account

Authorized Signature (Custodian or Trustee): Date:

CERTAIN STATES HAVE IMPOSED SPECIAL FINANCIAL SUITABILITY STANDARDS FOR SUBSCRIBERS WHO PURCHASE SHARES

General Standards for all Investors

•	Investors must have either (a) a net worth of at least $250,000 or (b) an annual gross income of $70,000 and a minimum net worth of $70,000.

Kentucky

•

Investors must have either (a) a net worth of $250,000 or (b) a gross annual income of at least $70,000 and a net worth of at least $70,000, with the amount invested in this offering not to exceed 10% of the Kentucky investor’s liquid net worth.

Maine, Massachusetts, Michigan, Ohio, Iowa, Oregon, Pennsylvania and Washington

•

Investors must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. The investor’s maximum investment in the issuer and its affiliates cannot exceed 10% of the Maine, Massachusetts, Michigan, Ohio, Iowa, Oregon, Pennsylvania or Washington resident’s net worth.

Tennessee

•

Investors must have either (a) a minimum net worth of $500,000 (exclusive of home, home furnishings and automobiles) or (b) a minimum annual gross income of $100,000 and a minimum net worth of $100,000 (exclusive of home, home furnishings and automobiles). The investor’s maximum investment in our shares and our affiliates shall not exceed 10% of the resident’s net worth.

Nebraska

•

Investors must have either (a) a minimum net worth of $350,000 (exclusive of home, home furnishings and automobiles) or (b) a minimum annual gross income of $70,000 and a minimum net worth of $100,000 (exclusive of home, home furnishings and automobiles). The investor’s total investment in our shares should not exceed 10.0% of the investor’s net worth.

Kansas

•

In addition to the general suitability requirements described above, it is recommended that investors should invest no more than 10% of their liquid net worth in our shares and securities of other real estate investment trusts. “Liquid net worth” is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Missouri

•

In addition to the general suitability requirements described above, no more than 10% of any one Missouri investor’s liquid net worth shall be invested in the securities registered by us for this offering with the Securities Division.

California

•

In addition to the general suitability requirements described above, investors’ maximum investment in our shares will be limited to 10% of the investor’s net worth (exclusive of home, home furnishings and automobile).

Alabama and Mississippi

•

In addition to the general suitability requirements described above, shares will only be sold to Alabama and Mississippi residents who represent that they have a liquid net worth of at least 10 times the amount of their investment in this real estate investment program and other similar programs.

WE INTEND TO ASSERT THE FOREGOING REPRESENTATIONS AS A DEFENSE IN ANY SUBSEQUENT LITIGATION WHERE SUCH ASSERTION WOULD BE RELEVANT. WE HAVE THE RIGHT TO ACCEPT OR REJECT THIS SUBSCRIPTION IN WHOLE OR IN PART, SO LONG AS SUCH PARTIAL ACCEPTANCE OR REJECTION DOES NOT RESULT IN AN INVESTMENT OF LESS THAN THE MINIMUM AMOUNT SPECIFIED IN THE PROSPECTUS. AS USED ABOVE, THE SINGULAR INCLUDES THE PLURAL IN ALL RESPECTS IF SHARES ARE BEING ACQUIRED BY MORE THAN ONE PERSON. THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS. By executing this Subscription Agreement, the subscriber is not waiving any rights under federal or state law.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

What Number to Give the Requester. – Social Security numbers (“SSN”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers (“EIN”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” means the Internal Revenue Service.

For this type of account:	Give the SSN of:

1. An individual’s account	The individual

2. Two or more individuals (Joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4. (a) The usual revocable savings trust account (grantor also is trustee)	The grantor-trustee (1)

(b) So-called trust account that is not a legal or valid trust under State law	The actual owner (1)

5. Sole proprietorship or single-owner LLC	The owner (3)

For this type of account:	Give the EIN of:

6. Sole proprietorship or single-owner LLC	The owner (3)

7. A valid trust, estate, or pension trust	The legal entity (4)

8. Corporate or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership or LLC

11. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

12. A broker or registered nominee	The broker or nominee

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)

You must show your individual name and you also may enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

(4)

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note. If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf . You also may get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

Payees Exempt from Backup Withholding

Backup withholding is not required on any payments made to the following payees:

•

An organization exempt from tax under Section 501(a), an individual retirement account (“IRA”), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under Section 584(a).

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Exempt payees should complete a Substitute Form W-9 to avoid possible erroneous backup withholding. Check the “Exempt TIN” box in Part 4 of the attached Substitute Form W-9, furnish your TIN, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.

Privacy Act Notice

Section 6109 requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS also may provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS also may disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties also may apply.

Penalties

•

Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

•	Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.

•	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

•	Misuse of TINs. If the requester discloses or uses taxpayer identification numbers in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

7. SUBSTITUTE W-9

To prevent backup withholding on any payment made to a stockholder with respect to subscription proceeds held in escrow, the stockholder is generally required to provide current TIN (or the TIN of any other payee) and certain other information by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such investor is awaiting a TIN), that the investor is a U.S. person, and that the investor is not subject to backup withholding because (i) the investor is exempt from backup withholding, (ii) the investor has not been notified by the IRS that the investor is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified the investor that the investor is no longer subject to backup withholding. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the proceeds held in escrow, 28% of all such payments will be withheld until a TIN is provided and if a TIN is not provided within 60 days, such withheld amounts will be paid over to the IRS. See the guidelines below for instructions on how to fill out the Substitute W-9.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)	Part 1 – PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social security number OR Employer Identification Number

Part 2 – Certification – Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because (a) I am exempt from withholding or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien)

	CERTIFICATION INSTRUCTIONS – YOU MUST CROSS OUT ITEM (2) IN PART 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURNS. HOWEVER, IF AFTER BEING NOTIFIED BY THE IRS STATING THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED ANOTHER NOTIFICATION FROM THE IRS STATING YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING, DO NOT CROSS OUT ITEM (2). IF YOU ARE EXEMPT FROM BACKUP WITHHOLDING, CHECK THE BOX IN PART 4.	Part 3 – Awaiting TIN ☐ Part 4 – Exempt TIN ☐

SIGNATURE: DATE:
Name (Please Print): Address (Please Print):

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN

BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU FROM THE ESCROW ACCOUNT.

PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN

PART 3

OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center for Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 28% of all reportable payments made to me will be withheld.

SIGNATURE:                                          Date:

For use following the Escrow Period:

INSTRUCTION PAGE

In no event may a subscription of shares be accepted until at least five business days after the date the subscriber receives the final prospectus. You will receive a confirmation of your purchase.

Please MAIL properly completed and executed ORIGINAL documents, along with your check payable to “Phillips Edison – ARC Shopping Center REIT Inc.” to the following address:

Phillips Edison—ARC Shopping Center REIT Inc.

c/o Realty Capital Securities, LLC

3 Copley Place

Suite 3300

Boston, MA 02116

Phone (888) 518-8073

Fax (877) 894-1127

*For IRA Accounts, mail investor signed documents to the IRA Custodian for signatures.

If you have any questions, please call your registered representative or Realty Capital Securities, LLC at 1-877-373-2522

Instructions to Subscribers

Section 1: Indicate investment amount

Section 2: Choose type of ownership

Non-Custodial Ownership

—	Accounts with more than one owner must have ALL PARTIES SIGN where indicated on page 3.

—	Be sure to attach copies of all plan documents for Pension Plans, Trusts or Corporate Partnerships required in section 2.

Custodial Ownership

For New IRA/Qualified Plan Accounts, please complete the form/application provided by your custodian of choice in addition to this subscription document and forward to the custodian for processing.

For existing IRA Accounts and other Custodial Accounts, information must be completed BY THE CUSTODIAN. Have all documents signed by the appropriate officers as indicated in the Corporate Resolution (which are also to be included).

Section 3: All names, addresses, Dates of Birth, Social Security or Tax I.D. numbers of all investors or Trustees

Section 4: Choose Dividend Allocation option

Section 5: To be signed and completed by your Financial Advisor (be sure to include CRD number for FA and BD Firm and the Branch Manager’s signature)

Section 6: Have ALL owners initial and sign where indicated on Page 3

Section 7: All investors must complete and sign the substitute W9

PHILLIPS EDISON—ARC SHOPPING CENTER REIT INC.

SUBSCRIPTION AGREEMENT

1. INITIAL INVESTMENT

Investment Amount $.                     Brokerage Account Number.

The minimum initial investment is 250 shares ($2,500)

Cash, cashier’s checks/official bank checks in bearer form, foreign checks, money orders, third-party checks, or traveler’s checks will not be accepted.

☐ I/WE AM/ARE EMPLOYEE(S) OF REALTY CAPITAL SECURITIES, LLC, AN AFFILIATE, BROKER AND/OR AN IMMEDIATE FAMILY MEMBER OF ONE OF THE ABOVE. I/WE ACKNOWLEDGE THAT I/WE WILL NOT BE PAID A COMMISSION FOR THIS PURCHASE, BUT WILL RECEIVE ADDITIONAL SHARES OR FRACTIONS THEREOF.

☐ CHECK HERE IF ADDITIONAL PURCHASE AND COMPLETE NUMBER 3 BELOW.

2. FORM OF OWNERSHIP (Select only one)

Non-Custodial Ownership	Custodial Ownership

         Individual

         Joint Tenant (Joint accounts will be registered as joint tenants with rights of survivorship unless otherwise indicated)

         Tenants in Common

         TOD—Optional designation of beneficiaries for individual joint owners with rights of survivorship or tenants by the entireties.(Please complete Transfer on Death Registration Form. You may download the form at www.americanrealtycap.com/materials

         Uniform Gift/Transfer to Minors (UGMA/UTMA)

Under the UGMA/UTMA of the State of _________________

         Pension Plan (Include Plan Documents)

         Trust (Include title and signature pages of Trust Documents)

         Corporation or Partnership (Include Corporate Resolution or Partnership Agreement, as applicable)

         Other                                  (Include title and signature pages)

Third Party Administered Custodial Plan

(new IRA accounts will require an additional application)

☐ IRA ☐ ROTH/IRA

☐ SEP/IRA ☐ SIMPLE ☐ OTHER

Name of Custodian

Mailing Address

City, State Zip

Custodian Information (To be completed by Custodian above)

Custodian Tax ID #

Custodian Account #

Custodian Phone

3. INVESTOR INFORMATION (Please print name(s) in which Shares are to be registered.)

A. Individual/Trust/Beneficial Owner

First Name:	Middle Name:
Last Name:	Tax ID or SS# :
Street Address:	City:	State:	Zip:

Date of Birth: (mm/dd/yyyy)         /        /             If Non-U.S. Citizen, specify Country of Citizenship:

Daytime Phone #: U.S. Driver’s License Number (if available):                                                                                                               State of Issue:

Any subscriber seeking to purchase shares pursuant to a discount offered by us must submit such request in writing and set forth the basis for the request.

Any such request will be subject to our verification.

B. Joint Owner/Co-Trustee/Minor

First Name:	Middle Name:
Last Name:	Tax ID or SS# :

Street Address:                                                                              City:                     State:                 Zip:

Date of Birth: (mm/dd/yyyy)             /            /             If Non-U.S. Citizen, specify Country of Citizenship:

Daytime Phone #:

C. Residential Street Address (This section must be completed for verification purposes if mailing address in section 3A is a P.O. Box)

Street Address:

City:                                              State:                         Zip:

D. Trust/Corporation/Partnership/Other (Trustee’s information must be provided in sections 3A and 3B)

Date of Trust:             /            /

Entity Name/Title of Trust:                                                                     Tax ID Number:

E. Government ID (Foreign Citizens only) Identification documents must have a reference number and photo. Please attach a photocopy.

Place of Birth:                                City                                 State/Providence Country

Immigration Status: Permanent resident    ☐    Non-permanent resident    ☐    Non-resident    ☐

Check which type of document you are providing:

☐ US Driver’s License     ☐    INS Permanent resident alien card     ☐    Passport with U.S. Visa     ☐    Employment Authorization Document

☐ Passport without U.S. Visa        Bank Name (required):                    Account No. (required):

☐ Foreign national identity documents            Bank address (required):                Phone No. required:

Number for the document checked above and country of issuance:

F. Employer:                    Retired:  ☐

4. DISTRIBUTIONS (Select only one)

Complete this section to enroll in the Dividend Reinvestment Plan or to elect how you wish to receive your dividend distributions.

IRA accounts may not direct distributions without the custodian’s approval.

I hereby subscribe for Shares of Phillips Edison – ARC Shopping Center REIT Inc. and elect the distribution option indicated below:

A.                  Reinvest/Dividend Reinvestment Plan (see the final prospectus for details)

B.                  Mail Check to the address of record

C.                  Credit Dividend to my IRA or Other Custodian Account

D.                  Cash/Direct Deposit (Please attach a pre-printed voided check (Non-Custodian Investors only). I authorize Phillips Edison – ARC Shopping Center REIT Inc. or its agent to deposit my distribution/dividend to my checking or savings account. This authority will remain in force until I notify Phillips Edison – ARC Shopping Center REIT Inc. in writing to cancel it. If Phillips Edison – ARC Shopping Center REIT Inc. deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.)

Name/Entity Name/Financial Institution:

Mailing Address:        City:        State:        Zip:

Account Number:        Your Bank’s ABA/Routing Nbr:

Your Bank’s Account Number:        Checking Acct:                    Savings Acct:

PLEASE ATTACH COPY OF VOIDED CHECK TO THIS FORM IF FUNDS ARE TO BE SENT TO A BANK

*	The above services cannot be established without a pre-printed voided check. For electronic funds transfers, signatures of bank account owners are required exactly as they appear on the bank records. If the registration at the bank differs from that on this Subscription Agreement, all parties must sign below.

Signature

5. BROKER-DEALER/FINANCIAL ADVISOR INFORMATION (All fields must be completed)

The financial advisor must sign below to complete order. The financial advisor hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated at the investor’s legal residence.

BROKER DEALER	Financial Advisor Name/RIA

Advisor Mailing Address

City	State		Zip

Advisor No.	Branch No.	Telephone No.

Email Address	Fax No.

Broker Dealer CRD Number	Financial Advisor CRD Number

☐ AFFILIATED REGISTERED INVESTMENT ADVISOR (RIA): All sales of securities must be made through a Broker-Dealer. If an RIA introduces a sale, the sale must be conducted through the RIA in his or her capacity as a Registered Representative of Broker-Dealer (Section 5 must be filled in).

I acknowledge that by checking the above box, I WILL NOT RECEIVE A COMMISSION.

The undersigned FINANCIAL ADVISOR further represents and certifies that in connection with this subscription for Shares, he/she has complied with and has followed all applicable policies and procedures under his firm’s existing Anti-Money Laundering Program and Customer Identification Program.

Financial Advisor and /or RIA Signature:                                                          Date:

Branch Manager Signature:                                                                                Date:

6. SUBSCRIBER SIGNATURES

The undersigned further acknowledges and/or represents (or in the case of fiduciary accounts, the person authorized to sign on such subscriber’s behalf) the following: (you must initial each of the representations below)

Owner	Co-Owner	a) I/We have a minimum net worth (not including home, home furnishings and personal automobiles) of at least $70,000 and estimate that (without regard to Phillips Edison – ARC Shopping Center REIT Inc.) I/we have a gross income due in the current year of at least $70,000; or I/we have a net worth (excluding home, home furnishings and automobiles) of at least $250,000, and such higher suitability as may be required by certain states and set forth on the reverse side hereof; in the case of sales to fiduciary accounts, the suitability standards must be met by the beneficiary, the fiduciary account or by the donor or grantor who directly or indirectly supplies the funds for the purchase of the shares.
Owner	Co-Owner	b) I/We have received the final prospectus of Phillips Edison – ARC Shopping Center REIT Inc.
Owner	Co-Owner	c) I/We am/are purchasing shares for my/our own account.
Owner	Co-Owner	d) I/We acknowledge that shares are not liquid.
Owner	Co-Owner	e) If an affiliate of Phillips Edison – ARC Shopping Center REIT Inc., I/we represent that the shares are being purchased for investment purposes only and not for immediate resale.
Owner	Co-Owner	f) If I am a Kansas resident, I acknowledge that it is recommended that my aggregate investment in shares and similar direct participation investments should not exceed 10% of my “liquid net worth,” which is that portion of net worth that consists of cash, cash equivalents, and readily marketable securities.

Owner Signature:                                 Date:

Co-Owner Signature:                           Date:

Signature of Custodian(s) or Trustee(s) (if applicable). Current Custodian must sign if investment is for an IRA Account

Authorized Signature (Custodian or Trustee):                            Date:

CERTAIN STATES HAVE IMPOSED SPECIAL FINANCIAL SUITABILITY STANDARDS FOR SUBSCRIBERS WHO PURCHASE SHARES

General Standards for all Investors

•	Investors must have either (a) a net worth of at least $250,000 or (b) an annual gross income of $70,000 and a minimum net worth of $70,000.

Kentucky

•

Investors must have either (a) a net worth of $250,000 or (b) a gross annual income of at least $70,000 and a net worth of at least $70,000, with the amount invested in this offering not to exceed 10% of the Kentucky investor’s liquid net worth.

Maine, Massachusetts, Michigan, Ohio, Iowa, Oregon, Pennsylvania and Washington

•

Investors must have either (a) a minimum net worth of at least $250,000 or (b) an annual gross income of at least $70,000 and a net worth of at least $70,000. The investor’s maximum investment in the issuer and its affiliates cannot exceed 10% of the Maine, Massachusetts, Michigan, Ohio, Iowa, Oregon, Pennsylvania or Washington resident’s net worth.

Tennessee

•

Investors must have either (a) a minimum net worth of $500,000 (exclusive of home, home furnishings and automobiles) or (b) a minimum annual gross income of $100,000 and a minimum net worth of $100,000 (exclusive of home, home furnishings and automobiles). The investors’ maximum investment in our shares and our affiliates shall not exceed 10% of the resident’s net worth.

Nebraska

•

Investors must have either (a) a minimum net worth of $350,000 (exclusive of home, home furnishings and automobiles) or (b) a minimum annual gross income of $70,000 and a minimum net worth of $100,000 (exclusive of home, home furnishings and automobiles). The investor’s total investment in our shares should not exceed 10.0% of the investor’s net worth.

Kansas

•

In addition to the general suitability requirements described above, it is recommended that investors should invest no more than 10% of their liquid net worth in our shares and securities of other real estate investment trusts. “Liquid net worth” is defined as that portion of net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Missouri

•

In addition to the general suitability requirements described above, no more than 10% of any one Missouri investor’s liquid net worth shall be invested in the securities registered by us for this offering with the Securities Division.

California

•

In addition to the general suitability requirements described above, investors’ maximum investment in our shares will be limited to 10% of the investor’s net worth (exclusive of home, home furnishings and automobile).

Alabama and Mississippi

•

In addition to the general suitability requirements described above, shares will only be sold to Alabama and Mississippi residents who represent that they have a liquid net worth of at least 10 times the amount of their investment in this real estate investment program and other similar programs.

WE INTEND TO ASSERT THE FOREGOING REPRESENTATIONS AS A DEFENSE IN ANY SUBSEQUENT LITIGATION WHERE SUCH ASSERTION WOULD BE RELEVANT. WE HAVE THE RIGHT TO ACCEPT OR REJECT THIS SUBSCRIPTION IN WHOLE OR IN PART, SO LONG AS SUCH PARTIAL ACCEPTANCE OR REJECTION DOES NOT RESULT IN AN INVESTMENT OF LESS THAN THE MINIMUM AMOUNT SPECIFIED IN THE PROSPECTUS. AS USED ABOVE, THE SINGULAR INCLUDES THE PLURAL IN ALL RESPECTS IF SHARES ARE BEING ACQUIRED BY MORE THAN ONE PERSON. THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS. By executing this Subscription Agreement, the subscriber is not waiving any rights under federal or state law.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

What Number to Give the Requester. – Social Security numbers (“SSN”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers (“EIN”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” means the Internal Revenue Service.

For this type of account:	Give the SSN of:

1. An individual’s account	The individual

2. Two or more individuals (Joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4. (a) The usual revocable savings trust account (grantor also is trustee)	The grantor-trustee (1)

(b) So-called trust account that is not a legal or valid trust under State law	The actual owner (1)

5. Sole proprietorship or single-owner LLC	The owner (3)

For this type of account:	Give the EIN of:

6. Sole proprietorship or single-owner LLC	The owner (3)

7. A valid trust, estate, or pension trust	The legal entity (4)

8. Corporate or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership or LLC

11. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

12. A broker or registered nominee	The broker or nominee

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)

You must show your individual name and you also may enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

(4)

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note. If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf . You also may get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

Payees Exempt from Backup Withholding

Backup withholding is not required on any payments made to the following payees:

•

An organization exempt from tax under Section 501(a), an individual retirement account (“IRA”), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under Section 584(a).

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Exempt payees should complete a Substitute Form W-9 to avoid possible erroneous backup withholding. Check the “Exempt TIN” box in Part 4 of the attached Substitute Form W-9, furnish your TIN, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.

Privacy Act Notice

Section 6109 requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS also may provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS also may disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties also may apply.

Penalties

•

Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

•	Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.

•	Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

•	Misuse of TINs. If the requester discloses or uses taxpayer identification numbers in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

7. SUBSTITUTE W-9

To prevent backup withholding on any payment made to a stockholder with respect to subscription proceeds held in escrow, the stockholder is generally required to provide current TIN (or the TIN of any other payee) and certain other information by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such investor is awaiting a TIN), that the investor is a U.S. person, and that the investor is not subject to backup withholding because (i) the investor is exempt from backup withholding, (ii) the investor has not been notified by the IRS that the investor is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified the investor that the investor is no longer subject to backup withholding. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the proceeds held in escrow, 28% of all such payments will be withheld until a TIN is provided and if a TIN is not provided within 60 days, such withheld amounts will be paid over to the IRS. See the guidelines below for instructions on how to fill out the Substitute W-9.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)	Part 1 – PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social security number OR Employer Identification Number

Part 2 – Certification – Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because (a) I am exempt from withholding or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien)

CERTIFICATION INSTRUCTIONS – YOU MUST CROSS OUT ITEM (2) IN PART 2 ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURNS. HOWEVER, IF AFTER BEING NOTIFIED BY THE IRS STATING THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED ANOTHER NOTIFICATION FROM THE IRS STATING YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING, DO NOT CROSS OUT ITEM (2). IF YOU ARE EXEMPT FROM BACKUP WITHHOLDING, CHECK THE BOX IN PART 4.

SIGNATURE:                                         DATE:

Name (Please Print):

Address (Please Print):

Part 3 – Awaiting TIN ☐ Part 4 – Exempt TIN ☐

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN

BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU FROM THE ESCROW ACCOUNT.

PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN

PART 3

OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center for Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 28% of all reportable payments made to me will be withheld.

SIGNATURE:                                                         Date: